UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-490
Oppenheimer Equity Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2009

Item 1. Reports to Stockholders.

December 31, 2009

Oppenheimer

Equity Fund, Inc.

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

December 31, 2009 Management Oppenheimer Commentaries Equity Fund, Inc. and Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements 1234

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	5.1
Media	5.1
Computers & Peripherals	4.9
Diversified Financial Services	4.8
Communications Equipment	4.8
Capital Markets	4.3
Chemicals	4.2
Software	4.1
Insurance	3.4
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2009, and are based on net assets.

Top Ten Common Stock Holdings

JPMorgan Chase & Co.	2.6%
Chevron Corp.	2.4
Google, Inc., Cl. A	2.2
Apache Corp.	2.0
Oracle Corp.	1.9
QUALCOMM, Inc.	1.9
Tyco International Ltd.	1.8
Merck & Co., Inc.	1.6
Dell, Inc.	1.6
AT&T, Inc.	1.6
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2009, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
8 | OPPENHEIMER EQUITY FUND, INC.

Sector Allocation
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2009, and are based on the total market value of common stocks.
9 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended December 31, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended December 31, 2009, Oppenheimer Equity Fund, Inc.’s Class A shares (without sales charge) returned 38.79%, outperforming the S&P 500 Index (the “Index”), which returned 26.47%. The Fund outperformed the Index in eight out of ten sectors, primarily within financials, industrials, information technology, energy, healthcare and materials. The Fund underperformed within the utilities sector by a slight margin and within the consumer staples sector, as a result of weaker relative stock selection.
     Within the financials sector, the Fund outperformed the Index as a result of better relative stock selection. Overweight positions in Morgan Stanley, SLM Corp. and MetLife, Inc. benefited performance, as they all performed well during the reporting period. We exited our position in SLM Corp. by period end. Our strategy with Wells Fargo & Co. also produced strong results for the Fund, as we bought into it in January 2009, after the bulk of its declines, and shortly before it began to rebound in March.
     The Fund’s outperformance within the industrials sector was also driven primarily by better relative stock selection. Overweight positions in Tyco International Ltd., Navistar International Corp., Goodrich Corp., Joy Global, Inc. and Aircastle Ltd. benefited performance.
     In information technology, better relative stock selection, as well as an overweight position, contributed to performance. Research in Motion Ltd., QUALCOMM, Inc., NVIDIA Corp., Apple, Inc. and Google, Inc. were among the top contributors to relative performance for the Fund during the reporting period. The Fund’s overweight position in each of these strong performing securities benefited performance.
     Within energy, better relative stock selection caused the Fund to outperform the Index within the sector. In terms of individual contributors to performance, Exxon Mobil Corp. and Petroleo Brasileiro SA performed well for the Fund. An underweight position in Exxon Mobil Corp., which underperformed during the reporting period, benefited results. In terms of Petroleo Brasileiro SA, the Fund’s overweight position contributed positively to performance. We exited our position in Petroleo Brasileiro SA and locked in our gains by period end.
     In terms of healthcare, the Fund outperformed the Index due to better relative stock selection. Strong contributors to Fund performance included Schering-Plough Corp., which was acquired by Merck & Co., Inc. in early November 2009, and Wyeth, which was acquired by Pfizer, Inc. in October 2009.
10 | OPPENHEIMER EQUITY FUND, INC.

     Lastly, the Fund outperformed within the materials sector as a result of stronger relative stock selection and an overweight position. The Lubrizol Corp. and The Mosaic Co. were the strongest performers for the Fund in this sector. After the strong run-up in these two securities during the period, we exited our positions.
     On the negative side, consumer staples and utilities were the two sectors where the Fund underperformed the Index. In consumer staples, The Kroger Co. had a difficult reporting period, and our overweight position in the security hurt performance. Within utilities, overweight positions in Exelon Corp. and PG&E Corp. were the primary detractors to performance.
     At period end, the Fund had overweight positions in the information technology, healthcare, materials, financials, energy and consumer discretionary sectors, with underweight positions in the consumer staples, industrials, utilities and telecommunication services sectors.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2009. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of U.S. equity securities. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the investments in the index.
11 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER EQUITY FUND, INC.

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER EQUITY FUND, INC.

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER EQUITY FUND, INC.

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or capital gains paid by the Fund or any capital gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER EQUITY FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER EQUITY FUND, INC.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2009	December 31, 2009	December 31, 2009

Actual
Class A	$1,000.00	$1,209.10	$5.69
Class B	1,000.00	1,203.90	11.10
Class C	1,000.00	1,203.90	10.88
Class N	1,000.00	1,208.10	7.87
Class Y	1,000.00	1,209.40	4.85

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.06	5.21
Class B	1,000.00	1,015.17	10.16
Class C	1,000.00	1,015.38	9.95
Class N	1,000.00	1,018.10	7.20
Class Y	1,000.00	1,020.82	4.44
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.02%
Class B	1.99
Class C	1.95
Class N	1.41
Class Y	0.87
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks—97.3%
Consumer Discretionary—9.8%
Diversified Consumer Services—0.5%
Apollo Group, Inc., Cl. A1	163,110	$9,881,204
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	312,600	4,663,992
McDonald’s Corp.	88,590	5,531,560

		10,195,552

Household Durables—0.3%
Mohawk Industries, Inc.[1]	101,200	4,817,120
Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	81,182	10,920,603
Media—5.1%
Cablevision Systems Corp. New York Group, Cl. A	384,060	9,916,429
Comcast Corp., Cl. A	240,000	4,046,400
McGraw-Hill Cos., Inc. (The)	182,020	6,099,490
News Corp., Inc., Cl. A	1,432,828	19,615,415
Time Warner Cable, Inc.	594,080	24,588,971
Viacom, Inc., Cl. B1	633,300	18,828,009
Walt Disney Co. (The)	213,950	6,899,888

		89,994,602

Multiline Retail—0.0%
Dollar General Corp.[1]	21,840	489,871
Specialty Retail—1.3%
Bed Bath & Beyond, Inc.[1]	391,334	15,117,232
Staples, Inc.	306,330	7,532,655

		22,649,887

Textiles, Apparel & Luxury Goods—1.4%
Coach, Inc.	331,455	12,108,051
Nike, Inc., Cl. B	103,410	6,832,299
Polo Ralph Lauren Corp., Cl. A	69,990	5,667,790

		24,608,140

Consumer Staples—7.0%
Beverages—1.6%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	258,176	11,659,228
PepsiCo, Inc.	266,560	16,206,848

		27,866,076

Food & Staples Retailing—2.9%
Kroger Co. (The)	805,528	16,537,490
Wal-Mart Stores, Inc.	267,650	14,305,893
Walgreen Co.	577,875	21,219,570

		52,062,953

Food Products—1.5%
Cadbury plc	573,662	7,389,447
Nestle SA	361,106	17,523,825
Unilever NV CVA	71,300	2,325,322

		27,238,594

Household Products—0.5%
Colgate-Palmolive Co.	101,440	8,333,296
Tobacco—0.5%
Philip Morris International, Inc.	172,400	8,307,956
Energy—11.8%
Energy Equipment & Services—1.6%
Cameron International Corp.[1]	183,140	7,655,252
Halliburton Co.	285,000	8,575,650
Schlumberger Ltd.	197,890	12,880,660

		29,111,562

Oil, Gas & Consumable Fuels—10.2%
Apache Corp.	349,561	36,064,208
Chevron Corp.	560,728	43,170,449
Cobalt International Energy, Inc.[1]	190,400	2,635,136
CONSOL Energy, Inc.	371,600	18,505,680
EOG Resources, Inc.	92,640	9,013,872
Exxon Mobil Corp.	275,070	18,757,023
Marathon Oil Corp.	758,150	23,669,443
Occidental Petroleum Corp.	215,650	17,543,128
F1 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Range Resources Corp.	129,090	$6,435,137
Southwestern Energy Co.[1]	106,910	5,153,062

		180,947,138

Financials—14.1%
Capital Markets—4.3%
Charles Schwab Corp. (The)	438,610	8,254,640
Credit Suisse Group AG	182,518	8,989,219
Goldman Sachs Group, Inc. (The)	157,700	26,626,068
Julius Baer Group Ltd.	104,852	3,662,016
Morgan Stanley	852,920	25,246,432
T. Rowe Price Group, Inc.	75,560	4,023,570

		76,801,945

Commercial Banks—1.3%
Comerica, Inc.	145,600	4,305,392
Wells Fargo & Co.	675,360	18,227,966

		22,533,358

Diversified Financial Services—4.8%
Bank of America Corp.	935,110	14,082,757
BM&F BOVESPA SA	1,016,870	7,067,096
IntercontinentalExchange, Inc.[1]	116,130	13,041,399
JPMorgan Chase & Co.	1,099,450	45,814,082
MSCI, Inc., Cl. A1	178,060	5,662,308

		85,667,642

Insurance—3.4%
ACE Ltd.	238,020	11,996,208
Allstate Corp.	279,100	8,384,164
Assurant, Inc.	421,706	12,431,893
Everest Re Group Ltd.	144,977	12,421,629
MetLife, Inc.	456,790	16,147,527

		61,381,421

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	82,410	4,977,564

Health Care—13.9%
Biotechnology—2.0%
Amgen, Inc.[1]	139,890	7,913,577
Celgene Corp.[1]	210,029	11,694,415
Gilead Sciences, Inc.[1]	289,540	12,531,291
Vertex Pharmaceuticals, Inc.[1]	98,510	4,221,154

		36,360,437

Health Care Equipment & Supplies—3.0%
Baxter International, Inc.	311,080	18,254,174
Covidien plc	393,320	18,836,095
Dentsply International, Inc.	194,880	6,853,930
St. Jude Medical, Inc.[1]	102,060	3,753,767
Stryker Corp.	110,920	5,587,040

		53,285,006

Health Care Providers & Services—2.9%
Aetna, Inc.	686,139	21,750,606
Express Scripts, Inc.[1]	188,310	16,279,400
Medco Health Solutions, Inc.[1]	128,570	8,216,909
Schein (Henry), Inc.[1]	116,600	6,133,160

		52,380,075

Life Sciences Tools & Services—0.9%
Illumina, Inc.[1]	115,490	3,539,769
Thermo Fisher Scientific, Inc.[1]	250,000	11,922,500

		15,462,269

Pharmaceuticals—5.1%
Allergan, Inc.	172,370	10,861,034
Biovail Corp.	624,190	8,713,692
Merck & Co., Inc.	769,200	28,106,568
Novo Nordisk AS, Cl. B	81,100	5,187,050
Pfizer, Inc.	1,251,311	22,761,347
Roche Holding AG	51,944	8,827,643
Shire plc	288,778	5,643,839

		90,101,173
F2 | OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Industrials—8.5%
Aerospace & Defense—1.8%
AerCap Holdings NV1	238,911	$2,164,534
General Dynamics Corp.	78,510	5,352,027
Goodrich Corp.	80,440	5,168,270
Lockheed Martin Corp.	249,980	18,835,993

		31,520,824

Construction & Engineering—0.3%
Quanta Services, Inc.[1]	234,190	4,880,520
Electrical Equipment—1.9%
ABB Ltd.	626,047	11,973,387
First Solar, Inc.[1]	41,050	5,558,170
General Cable Corp.[1]	557,870	16,412,535

		33,944,092

Industrial Conglomerates—1.8%
Tyco International Ltd.	878,594	31,348,234
Machinery—1.8%
Joy Global, Inc.	113,440	5,852,370
Navistar International Corp.[1]	714,167	27,602,555

		33,454,925

Professional Services—0.2%
Verisk Analytics, Inc., Cl. A1	97,360	2,948,061
Road & Rail—0.2%
Union Pacific Corp.	47,710	3,048,669
Trading Companies & Distributors—0.5%
Aircastle Ltd.	801,490	7,894,677
Genesis Lease Ltd., ADS	241,612	2,157,595

		10,052,272

Information Technology—22.1%
Communications Equipment—4.8%
F5 Networks, Inc.[1]	91,100	4,826,478
Juniper Networks, Inc.[1]	295,330	7,876,451
Motorola, Inc.[1]	3,200,220	24,833,707
QUALCOMM, Inc.	739,607	34,214,220
Research in Motion Ltd.[1]	192,400	12,994,696

		84,745,552

Computers & Peripherals—4.9%
Apple, Inc.[1]	124,560	26,264,722
Dell, Inc.[1]	1,956,630	28,097,207
Hewlett-Packard Co.	448,390	23,096,569
NetApp, Inc.[1]	292,132	10,046,419

		87,504,917

Electronic Equipment & Instruments—0.3%
Corning, Inc.	233,040	4,500,002
Internet Software & Services—2.9%
eBay, Inc.[1]	515,230	12,128,514
Google, Inc., Cl. A1	63,350	39,275,733

		51,404,247

IT Services—2.7%
Accenture plc, Cl. A	171,930	7,135,095
MasterCard, Inc., Cl. A	67,990	17,404,080
Visa, Inc., Cl. A	223,770	19,570,924
Western Union Co.	254,300	4,793,555

		48,903,654

Semiconductors & Semiconductor Equipment—2.4%
Broadcom Corp., Cl. A1	359,254	11,298,538
MEMC Electronic Materials, Inc.[1]	502,740	6,847,319
NVIDIA Corp.[1]	789,570	14,749,168
Texas Instruments, Inc.	375,220	9,778,233

		42,673,258

Software—4.1%
Adobe Systems, Inc.[1]	381,194	14,020,315
Microsoft Corp.	416,310	12,693,292
Nintendo Co. Ltd.	26,140	6,185,919
Oracle Corp.	1,407,610	34,542,749
Salesforce.com, Inc.[1]	77,480	5,715,700

		73,157,975

Materials—4.9%
Chemicals—4.2%
Celanese Corp., Series A	527,004	16,916,828
Monsanto Co.	221,135	18,077,786
Potash Corp. of Saskatchewan, Inc.	256,910	27,874,735
F3 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Chemicals Continued
Praxair, Inc.	149,850	$12,034,454

		74,903,803

Metals & Mining—0.7%
Xstrata plc[1]	247,970	4,367,658
Xstrata plc, Unsponsored ADR[1]	2,369,400	8,648,310

		13,015,968

Telecommunication Services—3.0%
Diversified Telecommunication Services—1.6%
AT&T, Inc.	1,002,358	28,096,095
Wireless Telecommunication Services—1.4%
Crown Castle International Corp.[1]	322,900	12,606,016
NII Holdings, Inc.[1]	279,040	9,370,163
Sprint Nextel Corp.[1]	824,190	3,016,535

		24,992,714

Utilities—2.2%
Electric Utilities—1.7%
Edison International, Inc.	501,800	17,452,602
Exelon Corp.	261,641	12,786,396

		30,238,998

Multi-Utilities—0.5%
PG&E Corp.	207,029	9,243,845

Total Common Stocks (Cost $1,395,691,924)		1,730,954,069

Preferred Stocks—0.9%
Bank of America Corp., 10% Cv., Series S1 (Cost $16,357,500)	1,090,500	16,270,260

Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2,3] (Cost $18,866,743)	18,866,743	18,866,743

Total Investments, at Value (Cost $1,430,916,167)	99.3%	1,766,091,072

Other Assets Net of Liabilities	0.7	12,802,201

Net Assets	100.0%	$1,778,893,273

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	40,968,570	593,187,018	615,288,845	18,866,743

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$18,866,743	$206,931

3.	Rate shown is the 7-day yield as of December 31, 2009.
F4 | OPPENHEIMER EQUITY FUND, INC.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,556,979	$—	$—	$173,556,979
Consumer Staples	123,808,875	—	—	123,808,875
Energy	210,058,700	—	—	210,058,700
Financials	231,643,599	19,718,331	—	251,361,930
Health Care	247,588,960	—	—	247,588,960
Industrials	139,224,210	11,973,387	—	151,197,597
Information Technology	392,889,605	—	—	392,889,605
Materials	83,552,113	4,367,658	—	87,919,771
Telecommunication Services	53,088,809	—	—	53,088,809
Utilities	39,482,843	—	—	39,482,843
Preferred Stocks	16,270,260	—	—	16,270,260
Investment Company	18,866,743	—	—	18,866,743

Total Investments, at Value	1,730,031,696	36,059,376	—	1,766,091,072

Other Financial Instruments:
Foreign currency exchange contracts	—	9,011	—	9,011

Total Assets	$1,730,031,696	$36,068,387	$—	$1,766,100,083

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(6,227)	$—	$(6,227)

Total Liabilities	$—	$(6,227)	$—	$(6,227)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
F5 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of December 31, 2009 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Brown Brothers Harriman
Euro (EUR)	Buy	1,625	EUR	1/5/10	$2,329,814	$—	$88
JP Morgan Chase:
British Pound Sterling (GBP)	Sell	145	GBP	1/4/10	234,914	—	3,327
Swiss Franc (CHF)	Sell	1,401	CHF	1/5/10	1,354,051	—	2,812

						—	6,139
UBS Investment Bank:
Danish Krone (DKK)	Sell	301	DKK	1/5/10	58,062	45	—
Japanese Yen (JPY)	Sell	96,076	JPY	1/5/10	1,031,607	8,966	—

						9,011	—

Total unrealized appreciation and depreciation						$9,011	$6,227

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,412,049,424)	$1,747,224,329
Affiliated companies (cost $18,866,743)	18,866,743

1,766,091,072
Cash	682,865
Unrealized appreciation on foreign currency exchange contracts	9,011
Receivables and other assets:
Investments sold	24,283,415
Dividends	2,211,062
Other	63,204

Total assets	1,793,340,629

Liabilities
Unrealized depreciation on foreign currency exchange contracts	6,227
Payables and other liabilities:
Investments purchased	10,149,958
Shares of capital stock redeemed	2,797,877
Distribution and service plan fees	908,481
Transfer and shareholder servicing agent fees	346,426
Shareholder communications	163,258
Directors’ compensation	35,888
Other	39,241

Total liabilities	14,447,356

Net Assets	$1,778,893,273

Composition of Net Assets
Par value of shares of capital stock	$22,556,189
Additional paid-in capital	2,181,051,432
Accumulated net investment income	8,061,609
Accumulated net realized loss on investments and foreign currency transactions	(767,964,014)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	335,188,057

Net Assets	$1,778,893,273

F7 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,560,867,453 and 196,823,044 shares of capital stock outstanding)	$7.93
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.41
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,266,267 and 7,760,723 shares of capital stock outstanding)	$7.38
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $64,262,998 and 8,704,525 shares of capital stock outstanding)	$7.38
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,845,624 and 4,872,196 shares of capital stock outstanding)	$7.77
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $58,650,931 and 7,401,398 shares of capital stock outstanding)	$7.92
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $265,129)	$26,607,843
Affiliated companies	206,931
Interest	5,645

Total investment income	26,820,419

Expenses
Management fees	8,651,123
Distribution and service plan fees:
Class A	2,896,584
Class B	549,462
Class C	579,243
Class N	173,596
Transfer and shareholder servicing agent fees:
Class A	3,285,057
Class B	380,166
Class C	246,633
Class N	160,393
Class Y	163,294
Shareholder communications:
Class A	265,761
Class B	36,924
Class C	18,421
Class N	6,922
Class Y	1,893
Directors’ compensation	58,270
Custodian fees and expenses	13,323
Other	176,542

Total expenses	17,663,607
Less reduction to custodian expenses	(24)
Less waivers and reimbursements of expenses	(326,119)

Net expenses	17,337,464

Net Investment Income	9,482,955
F9 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(120,933,477)
Closing and expiration of option contracts written	587,404
Foreign currency transactions	(7,592,736)

Net realized loss	(127,938,809)
Net change in unrealized appreciation on:
Investments	623,424,367
Translation of assets and liabilities denominated in foreign currencies	8,679,297

Net change in unrealized appreciation	632,103,664

Net Increase in Net Assets Resulting from Operations	$513,647,810

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$9,482,955	$14,333,573
Net realized loss	(127,938,809)	(567,524,976)
Net change in unrealized appreciation (depreciation)	632,103,664	(723,402,413)

Net increase (decrease) in net assets resulting from operations	513,647,810	(1,276,593,816)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,720,520)	(4,996,182)
Class B	—	—
Class C	—	—
Class N	(109,336)	—
Class Y	(446,017)	(268,610)

	(10,275,873)	(5,264,792)
Distributions from net realized gain:
Class A	—	(6,542,352)
Class B	—	(304,521)
Class C	—	(295,843)
Class N	—	(167,100)
Class Y	—	(214,236)

	—	(7,524,052)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	(205,253,283)	(248,664,585)
Class B	(18,046,742)	(32,181,498)
Class C	(10,503,840)	(7,821,582)
Class N	(7,195,374)	5,343,332
Class Y	(1,051,429)	(5,211,271)

	(242,050,668)	(288,535,604)

Net Assets
Total increase (decrease)	261,321,269	(1,577,918,264)
Beginning of period	1,517,572,004	3,095,490,268

End of period (including accumulated net investment income of $8,061,609 and $9,743,817, respectively)	$1,778,893,273	$1,517,572,004

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.75	$10.33	$10.81	$10.51	$10.84

Income (loss) from investment operations:
Net investment income[1]	.04	.06	.06	.04	.04
Net realized and unrealized gain (loss)	2.19	(4.59)	1.12	1.05	.86

Total from investment operations	2.23	(4.53)	1.18	1.09	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.02)	(.05)	(.03)	(.04)
Distributions from net realized gain	—	(.03)	(1.61)	(.76)	(1.19)

Total dividends and/or distributions to shareholders	(.05)	(.05)	(1.66)	(.79)	(1.23)

Net asset value, end of period	$7.93	$5.75	$10.33	$10.81	$10.51

Total Return, at Net Asset Value[2]	38.79%	(43.83)%	10.73%	10.34%	8.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,560,867	$1,325,211	$2,699,449	$2,408,295	$2,297,161

Average net assets (in thousands)	$1,384,195	$2,114,509	$2,631,437	$2,328,304	$2,238,135

Ratios to average net assets:[3]
Net investment income	0.67%	0.67%	0.48%	0.34%	0.38%
Total expenses	1.03%[4]	0.94%[4]	0.86%[4]	0.88%[4]	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	0.94%	0.86%	0.88%	0.89%

Portfolio turnover rate	79%	111%	132%	85%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.94%
Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.88%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER EQUITY FUND, INC.

Class B Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.36	$9.69	$10.28	$10.09	$10.51

Income (loss) from investment operations:
Net investment loss[1]	(.01)	(.02)	(.04)	(.05)	(.05)
Net realized and unrealized gain (loss)	2.03	(4.28)	1.06	1.00	.82

Total from investment operations	2.02	(4.30)	1.02	.95	.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(.03)	(1.61)	(.76)	(1.19)

Total dividends and/or distributions to shareholders	—	(.03)	(1.61)	(.76)	(1.19)

Net asset value, end of period	$7.38	$5.36	$9.69	$10.28	$10.09

Total Return, at Net Asset Value[2]	37.69%	(44.38)%	9.70%	9.37%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,266	$58,190	$143,008	$160,314	$206,957

Average net assets (in thousands)	$55,123	$100,715	$153,405	$180,523	$224,966

Ratios to average net assets:[3]
Net investment loss	(0.23)%	(0.21)%	(0.39)%	(0.53)%	(0.52)%
Total expenses	2.32%[4]	1.84%[4]	1.73%[4]	1.77%[4]	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	1.82%	1.73%	1.77%	1.79%

Portfolio turnover rate	79%	111%	132%	85%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	2.32%
Year Ended December 31, 2008	1.84%
Year Ended December 31, 2007	1.73%
Year Ended December 31, 2006	1.77%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.37	$9.70	$10.28	$10.09	$10.51

Income (loss) from investment operations:
Net investment loss[1]	(.01)	(.02)	(.05)	(.06)	(.05)
Net realized and unrealized gain (loss)	2.02	(4.28)	1.08	1.01	.82

Total from investment operations	2.01	(4.30)	1.03	.95	.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	(.03)	(1.61)	(.76)	(1.19)

Total dividends and/or distributions to shareholders	—	(.03)	(1.61)	(.76)	(1.19)

Net asset value, end of period	$7.38	$5.37	$9.70	$10.28	$10.09

Total Return, at Net Asset Value[2]	37.43%	(44.33)%	9.82%	9.36%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,263	$56,415	$112,493	$82,674	$76,679

Average net assets (in thousands)	$58,012	$90,137	$99,630	$78,978	$75,144

Ratios to average net assets:[3]
Net investment loss	(0.23)%	(0.24)%	(0.41)%	(0.56)%	(0.52)%
Total expenses	2.02%[4]	1.88%[4]	1.75%[4]	1.78%[4]	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.85%	1.75%	1.78%	1.79%

Portfolio turnover rate	79%	111%	132%	85%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	2.02%
Year Ended December 31, 2008	1.88%
Year Ended December 31, 2007	1.75%
Year Ended December 31, 2006	1.78%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER EQUITY FUND, INC.

Class N Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.63	$10.13	$10.64	$10.38	$10.73

Income (loss) from investment operations:
Net investment income (loss)[1]	.02	.02	.01	(.01)	— [2]
Net realized and unrealized gain (loss)	2.14	(4.49)	1.11	1.03	.85

Total from investment operations	2.16	(4.47)	1.12	1.02	.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.02)	— [2]	(.01)
Distributions from net realized gain	—	(.03)	(1.61)	(.76)	(1.19)

Total dividends and/or distributions to shareholders	(.02)	(.03)	(1.63)	(.76)	(1.20)

Net asset value, end of period	$7.77	$5.63	$10.13	$10.64	$10.38

Total Return, at Net Asset Value[3]	38.41%	(44.13)%	10.34%	9.81%	7.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,846	$33,852	$55,175	$31,348	$18,814

Average net assets (in thousands)	$34,829	$49,633	$41,323	$24,317	$16,262

Ratios to average net assets:[4]
Net investment income (loss)	0.30%	0.25%	0.06%	(0.12)%	(0.02)%
Total expenses	1.54%[5]	1.38%[5]	1.28%[5]	1.30%[5]	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.36%	1.28%	1.30%	1.29%

Portfolio turnover rate	79%	111%	132%	85%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.54%
Year Ended December 31, 2008	1.38%
Year Ended December 31, 2007	1.28%
Year Ended December 31, 2006	1.30%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.74	$10.33	$10.81	$10.51	$10.85

Income (loss) from investment operations:
Net investment income[1]	.05	.07	.07	.05	.06
Net realized and unrealized gain (loss)	2.19	(4.59)	1.13	1.06	.85

Total from investment operations	2.24	(4.52)	1.20	1.11	.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.04)	(.07)	(.05)	(.06)
Distributions from net realized gain	—	(.03)	(1.61)	(.76)	(1.19)

Total dividends and/or distributions to shareholders	(.06)	(.07)	(1.68)	(.81)	(1.25)

Net asset value, end of period	$7.92	$5.74	$10.33	$10.81	$10.51

Total Return, at Net Asset Value[2]	39.06%	(43.79)%	10.87%	10.50%	8.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,651	$43,904	$85,365	$59,686	$58,922

Average net assets (in thousands)	$48,784	$68,817	$65,220	$57,855	$54,643

Ratios to average net assets:[3]
Net investment income	0.80%	0.82%	0.61%	0.48%	0.51%
Total expenses	0.90%[4]	0.80%[4]	0.72%[4]	0.73%[4]	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.79%	0.72%	0.73%	0.75%

Portfolio turnover rate	79%	111%	132%	85%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.90%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.72%
Year Ended December 31, 2006	0.73%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s
F17 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign
F18 | OPPENHEIMER EQUITY FUND, INC.

currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F19 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$9,014,230	$—	$726,803,931	$293,088,878

1.	As of December 31, 2009, the Fund had $723,547,207 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$321,893,472
2017	401,653,735

Total	$723,547,207

2.	The Fund had $3,256,724 of straddle losses which were deferred.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$41,131	$889,290	$848,159
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$10,275,873	$5,264,335
Long-term capital gain	—	7,524,509

Total	$10,275,873	$12,788,844

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary
F20 | OPPENHEIMER EQUITY FUND, INC.

difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,473,012,608
Federal tax cost of other investments	(348,866)

Total federal tax cost	$1,472,663,742

Gross unrealized appreciation	$315,614,394
Gross unrealized depreciation	(22,525,516)

Net unrealized appreciation	$293,088,878

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash
F21 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	14,447,170	$93,471,179	25,431,066	$217,647,120
Dividends and/or distributions reinvested	1,160,406	9,039,548	1,913,709	10,470,678
Redeemed	(49,363,261)	(307,764,010)	(58,066,051)	(476,782,383)

Net decrease	(33,755,685)	$(205,253,283)	(30,721,276)	$(248,664,585)

Class B
Sold	1,398,264	$8,398,547	1,858,944	$14,661,088
Dividends and/or distributions reinvested	—	—	58,179	297,061
Redeemed	(4,485,771)	(26,445,289)	(5,820,029)	(47,139,647)

Net decrease	(3,087,507)	$(18,046,742)	(3,902,906)	$(32,181,498)

F22 | OPPENHEIMER EQUITY FUND, INC.

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Class C
Sold	1,553,838	$9,465,484	3,163,795	$25,266,523
Dividends and/or distributions reinvested	—	—	51,511	263,222
Redeemed	(3,364,390)	(19,969,324)	(4,300,055)	(33,351,327)

Net decrease	(1,810,552)	$(10,503,840)	(1,084,749)	$(7,821,582)

Class N
Sold	1,632,212	$10,271,025	2,788,313	$23,577,276
Dividends and/or distributions reinvested	11,830	90,264	24,545	131,728
Redeemed	(2,782,413)	(17,556,663)	(2,250,806)	(18,365,672)

Net increase (decrease)	(1,138,371)	$(7,195,374)	562,052	$5,343,332

Class Y
Sold	1,832,192	$12,410,190	1,809,811	$15,647,620
Dividends and/or distributions reinvested	43,726	340,186	69,858	382,126
Redeemed	(2,119,342)	(13,801,805)	(2,495,940)	(21,241,017)

Net decrease	(243,424)	$(1,051,429)	(616,271)	$(5,211,271)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,207,817,862	$1,435,599,302
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2009, the Fund paid $3,939,932 to OFS for services to the Fund.
F23 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class C	$3,287,452
Class N	971,813
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the
F24 | OPPENHEIMER EQUITY FUND, INC.

CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 31, 2009	$228,977	$2,758	$105,108	$4,281	$374
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended December 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$190,834
Class C	45,643
Class N	42,985
Class Y	11,857
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2009, the Manager waived $34,800 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
F25 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
F26 | OPPENHEIMER EQUITY FUND, INC.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
	Investments from	Closing and
	unaffiliated companies	expiration of
Derivatives Not Accounted	(including premiums on	option contracts
for as Hedging Instruments	options exercised)*	written	Total

Equity contracts	$(35,641)	$587,404	$551,763

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
F27 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
F28 | OPPENHEIMER EQUITY FUND, INC.

     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended December 31, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2008	—	$—	—	$—
Options written	27,720	1,930,173	2,762	308,920
Options closed or expired	(26,447)	(1,760,407)	(2,762)	(308,920)
Options exercised	(1,273)	(169,766)	—	—

Options outstanding as of December 31, 2009	—	$—	—	$—

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 18, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state
F29 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued

securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F30 | OPPENHEIMER EQUITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Equity Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc., including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Equity Fund, Inc. for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund, Inc. as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
February 18, 2010
F31 | OPPENHEIMER EQUITY FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2009 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $29,297,904 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2009, the maximum amount allowable but not less than $2,117 or 0.02% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER EQUITY FUND, INC.

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Marc Baylin, Mitch Williams and John Damian, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median. The Board considered the Manager’s assertion that market volatility in the past 18 months negatively impacted the Fund’s longer term track record. The Board also considered the Fund’s recently improved performance, noting that the Fund ranked in the 4th percentile of its Lipper peer group for the four-month period ended April 30, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees were competitive with its expense group median and its total expenses were lower than its expense group median.
23 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER EQUITY FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003) and Director (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 35 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 35 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 1999) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 35 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1990) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 35 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 35 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational
26 | OPPENHEIMER EQUITY FUND, INC.

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Beverly L. Hamilton, Continued	organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 35 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 35 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2000) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 37 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006)
27 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003- November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and is an officer of 94 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baylin, Damian, Williams, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Marc Baylin, Vice President and Portfolio Manager (since 2007) Age: 42	Vice President of the Manager and a member of the Manager’s Growth Equity Investment Team (since September 2005); a Chartered Financial Analyst; Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management (June 2002-August 2005); Vice President, Analyst (from June 1993) and Portfolio Manager (March 1999-June 2002) of T. Rowe Price. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

John Damian, Vice President (since 2008) and Portfolio Manager (since 2009) Age: 41	Senior Vice President and Director of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001-February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2008) and Portfolio Manager (since 2009) Age: 41	Vice President of the Manager (since July 2006); CFA and a Senior Research Analyst of the Manager (since April 2002). Prior to joining the manager, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER EQUITY FUND, INC.

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President & Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER EQUITY FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the registrant in 2009 was KPMG LLP and in fiscal 2008 it was Deloitte & Touche LLP. The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2009 and $25,900 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2009 and no such fees in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,750 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2009 and $55 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $278,290 in fiscal 2009 and $55 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Equity Fund, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2010

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	02/08/2010